UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2007

Commission File Number 0-27958

FLANDERS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	13-3368271
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2399 26th Avenue North, St. Petersburg, Florida	33713
(Address of principal executive offices)	(Zip Code)

(727) 822-4411

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached as an exhibit is the Company’s press release regarding

“ Flanders Corporation Assesses Fire Damage in Bartow”

The information in this report is being furnished under Item 8.01 “Other Events” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

July 11, 2007

FLANDERS CORPORATION

By:  /s/

Steven K. Clark

Steven K. Clark

Chief Executive Officer

EXHIBIT INDEX

99.1	Flanders Corporation Assesses Fire Damage in Bartow

Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Flanders Corporation Assesses Fire Damage in Bartow

St. Petersburg, Florida, July 11, 2007 – Flanders Corporation (NASDAQ: FLDR) announced today that its manufacturing facility located in Bartow, Florida was destroyed by fire on July 11, 2007.  The cause of the fire was not immediately known.

Preliminary indications are that the factory is a total loss. The Company is fully insured for damage to the factory and for any loss of profits consequent to the damage.

Flanders will immediately shift production to other plants. Flanders expects to be able to absorb the loss of capacity by the production shift, although there may be a short term disruption of supply.

Flanders is a leading air filtration products manufacturer.  Flanders' products are utilized by many industries, including those associated with commercial and residential heating, ventilation and air conditioning systems, semiconductor manufacturing, ultra-pure materials, biotechnology, pharmaceuticals, synthetics, nuclear power and nuclear materials processing.

This press release contains forward-looking statements that are inherently subject to risk.  These forward-looking statements are not intended to be promises or predictions of the future and may be affected by a number of factors that may change the currently anticipated outcome.  These factors include actual damage incurred in Bartow, Florida, additional inventory which may have been destroyed, additional damages which may have been sustained and actual factory time which may be lost.  Many of these factors are not within Flanders’ control.  These factors, and others, are discussed in Flanders’ periodic reports filed with the Securities and Exchange Commission and should be reviewed by the reader of this press release.

For further information on Flanders and its products, visit its web site at http://www.flanderscorp.com/ or contact Steven Clark at (727) 822-4411.